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                               ING FUNDS TRUST
                             ING GNMA Income Fund

                      Supplement dated September 29, 2006
            to the Class A, Class B, Class C and Class M Prospectus
                              dated July 31, 2006

    Effective September 29, 2006, Class M shares of ING GNMA Income Fund are closed to new investment. The Prospectus is hereby revised as follows:

1. The following is added to the end of the section entitled "Choosing a Share Class - ING Purchase Options Class M" on page 17 of the Class A, Class B, Class C and Class M Prospectus:

         - Class M shares of the ING GNMA Income Fund are closed to new investment, provided that (1) Class M common shares of ING GNMA Income Fund may be purchased through the reinvestment of dividends issued by the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under its respective prospectus, Class M common shares of the Fund may be acquired through exchange of Class M shares of other funds in the ING mutual funds complex.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE